UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

February 23, 2006

COLEY PHARMACEUTICAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51472	06-1506689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

93 Worcester Street, Suite 101

Wellesley, MA 02481

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 431-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 23, 2006, Coley Pharmaceutical Group, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01. OTHER EVENTS.

On February 23, 2006, the Company issued a press release announcing the initiation of a randomized Phase II clinical study of ActilonTM (CPG 10101) for the treatment of patients with chronic Hepatitis C infection. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Press Release of Coley Pharmaceutical Group, Inc. dated February 23, 2006

99.2	Press Release of Coley Pharmaceutical Group, Inc. dated February 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLEY PHARMACEUTICAL GROUP, INC.

Dated: February 23, 2006

By: /s/ Charles H. Abdalian, Jr.

        Charles H. Abdalian, Jr.

        Chief Financial Officer